                                           SCHEDULE 14A INFORMATION

                               Proxy Statement Pursuant to Section 14(a) of the
                                        Securities Exchange Act of 1934

[X] Filed by the Registrant
[   ]Filed by a Party other than the Registrant

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule14a-12

                                            BALDOR ELECTRIC COMPANY
                                            -----------------------
                               (Name of Registrant as Specified in Its Charter)
                                    --------------------------------------
                   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
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             (set forth the amount on which the filing fee is calculated and state how it was determined):
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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

      (1)Amount Previously Paid:
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BALDOR  ELECTRIC  COMPANY
P. O. Box 2400
5711 R. S. Boreham, Jr. Street
Fort Smith, Arkansas 72902

March 28, 2003

To our Shareholders:

You are cordially invited to attend Baldor's 2003 Annual Shareholders' Meeting.

On the  following  pages you will find the Notice of Meeting,  which lists the matters to be conducted at the meeting,  and the Proxy  Statement.  Our  Shareholders'  Meeting  will  include  a review  of 2002  activities  and a  discussion  of the opportunities and challenges ahead of us.  We believe you will find it interesting.

All shareholders are invited to attend the meeting in person.  However, to assure your  representation at the meeting,  you are urged to vote your proxy as soon as possible.  Your vote is important.  You can vote  electronically  over the Internet or by  telephone.  You may also vote by using a  traditional  proxy card and mailing it to us in the enclosed  postage-paid return envelope.  Detailed voting instructions can be found on your proxy card.

We appreciate your continuing support.

Sincerely,

R. S. Boreham, Jr.
Chairman

                                                  BALDOR ELECTRIC COMPANY
                                                         NOTICE OF
                                            2003 ANNUAL MEETING OF SHAREHOLDERS

Date:                      Saturday, May 3, 2003

Time:                      10:30 a.m., local time

Location:                  Fort Smith Convention Center
                           800 Rogers Avenue
                           Fort Smith, Arkansas

Items of Business:         1.    To elect directors; and

                           2.    To  transact  such  other  business  as may  properly  come  before  the  meeting  and all adjournments thereof.

Record Date:               Only Baldor  shareholders  of record as of the close of business on March 19, 2003, are entitled to notice of, and to vote at, the 2003 Annual  Shareholders'  Meeting and all adjournments  (the
                           "2003 Annual Meeting").

Annual Report:             Baldor's  2002 Annual  Report to  Shareholders  for the fiscal year ended  December 28, 2002, is available  and may be included in the mailing of this Proxy  Statement.  This 2002 Annual Report is not a part of the proxy  soliciting  material.  To request  copies of any Baldor  literature, please contact us at:
                                                                           Mail:    Baldor Electric Company
                           Phone:   479-646-4711                                    Attn:  Shareholder Relations
                           Fax:     479-648-5752                                    P O Box 2400
                           Website: www.baldor.com                                  Fort Smith  AR  72902

Proxy Voting:              Baldor's  shareholders  of record can vote by one of the  following  methods  and a proxy may be revoked as described in the following Proxy Statement:

1.       By telephone,
2.       By Internet, or
3.       By proxy card.

                                                                       By order of the Board of Directors

                                                                       Ronald E. Tucker
                                                                       Secretary

                                                                       March 28, 2003

                                                     TABLE OF CONTENTS

                                                   BALDOR ELECTRIC COMPANY

                                                      PROXY STATEMENT
                                            2003 ANNUAL MEETING OF SHAREHOLDERS

Date,  time,  and place of  meeting...The  enclosed  proxy is  solicited  on  behalf  of the Board of  Directors  of Baldor
Electric Company ("Baldor") for use at the 2003 Annual Meeting of its shareholders.  The meeting will be held as follows:

           Time:      10:30 a.m., local time                Location:      Fort Smith Convention Center
                                                                           800 Rogers Avenue
           Date:      Saturday, May 3, 2003                                Fort Smith, Arkansas

Company location and proxy mailing...Baldor's  principal  executive offices are located at 5711 R. S. Boreham,  Jr. Street,
Fort  Smith,  Arkansas  72901.  This  Proxy  Statement  and the  accompanying  form of proxy  are first  being  sent to our shareholders on or about March 28, 2003.

                                                          VOTING

Shareholders  entitled  to vote...Only the  holders of record of  Baldor's  common  stock,  par value  $0.10 per share (the
"Common  Stock"),  at the close of business on March 19, 2003, will be entitled to notice of and to vote at the 2003 Annual
Meeting.  There were  32,670,737  shares of Common Stock  outstanding  as of the close of business on March 19, 2003.  Each share of Common  Stock  entitles the holder to one vote on each item of business to be presented  for  shareholder  vote at the 2003 Annual Meeting.

Quorum...A majority  of the issued and  outstanding  shares  entitled  to vote and  represented  in person or by proxy will constitute a quorum for the transaction of business at the 2003 Annual  Meeting.  Shares  represented by properly  executed proxies  will be counted for  determining  whether a quorum  exists.  If a broker  indicates  on the proxy that it does not have  discretionary  authority  to vote on a  particular  matter (a "broker  non-vote"),  the  related  shares will only be considered as present and entitled to vote for that particular matter.

Vote required...The  affirmative  vote of the holders of a majority of the shares  constituting  the quorum is required for the election of directors  as set forth in Proposal 1. Shares  represented  by proxies that direct that the shares be voted to abstain or to withhold a vote on a matter,  and broker  non-votes  deemed to be present,  will have the effect of a vote against that  proposal.  Shares  represented  by proxies that are marked to deny  discretionary  authority on other matters will be treated as shares  present and  entitled to vote on those  matters and will have the same effect as a vote  against approval of such proposals.

Voting  methods...You may vote your shares by telephone,  over the Internet,  or by mail as indicated on the attached proxy card.  If you vote by  telephone  or  Internet,  you do not need to return your proxy card.  If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

Vote at the Annual  Meeting...Your choice of voting  method  will not limit your right to vote at the 2003 Annual  Meeting.
If you are not a shareholder of record,  you must obtain a proxy,  executed in your favor,  from the holder of record to be able to vote at the meeting.

Voting by  employee-participants...Baldor  maintains Baldor Electric  Company  Employees'  Profit Sharing and Savings Plan
(the "Profit  Sharing and Savings  Plan").  One of the  investment  alternatives  for  employee-participants  is the Baldor
Stock  Fund.  Employee-participants  individually  have the right to direct the  trustee of the Profit  Sharing and Savings
Plan how to vote the shares of Common Stock that are  allocated to their  individual  accounts.  Employee-participants  may use the  telephone,  Internet,  or mail to direct the  trustee on how to vote their  shares.  Instructions  on the  various voting  methods can be found on the  employee-participants  direction  card.  The Profit  Sharing and Savings Plan requires the trustee to vote the shares of Common Stock not yet  allocated to the accounts of  employee-participants  in  proportion to the votes cast by employee-participants.

Proxies...The persons  named in the proxy are  authorized to vote the shares of the  shareholders  giving the proxy for any nominee except those  nominees with respect to whom  authority has been withheld.  All shares that have been properly voted and not revoked will be voted at the 2003 Annual  Meeting in  accordance  with the  instructions  received.  If the form of proxy is signed and returned  without any direction,  shares of Baldor's Common Stock will be voted FOR the election of the
Board's slate of nominees.  A shareholder  may revoke a properly  voted proxy at any time before it is exercised  either by attending  the meeting and voting in person or by  notifying  the  Secretary  of Baldor in writing at the address  found on page 1 of this proxy statement under the caption "Company location and proxy mailing".

Cost of proxy  solicitation...Baldor will pay for the cost of the  solicitation  of proxies.  Regular  employees of Baldor, without  additional  compensation,  may personally  solicit  proxies or use mail systems,  facsimile,  telephone,  or other reasonable  means to solicit  proxies.  Brokerage  firms,  banks,  nominees,  and others will be requested to forward proxy materials  to the  beneficial  owners of  Baldor's  Common  Stock  held of record by them.  Currently,  there is no plan to solicit proxies by specially engaged employees or other paid solicitors; however, this may be done if deemed necessary.

Householding...The  Securities  and  Exchange  Commission  permits  companies  to reduce the costs of printing and mailing shareholder  communications,  including Annual Reports and Proxy  Statements,  by sending only one copy of the materials to an address where multiple  shareholders  reside. In the future,  Baldor will participate in this practice and you may elect out of householding at any time by writing or calling Baldor or Baldor's  transfer agent as described in the  "Householding
Notice" mailed with this Proxy Statement.

                                        PROPOSAL 1  --  ELECTION OF DIRECTORS

Baldor's  Restated  Articles of Incorporation  and Bylaws,  as amended,  provide for a classified  Board of Directors.  The
Board is divided  into three  classes.  Each class  expires at  different  times.  Three  members  are to be elected to the
Board of Directors in 2003.  Each member elected in 2003 will serve for a term of three years.

The persons  named in the enclosed  proxy intend to vote the proxy for the  election of the three  nominees  named below as directors of Baldor.  Each nominee  listed below will be voted FOR unless the  shareholder  indicates on the proxy that the vote for any one or more of the nominees should be withheld or contrary directions are indicated.

The Board of Directors has no reason to doubt the  availability  of the nominees and each has  indicated a  willingness  to serve if elected.  If any nominee  declines or is unable to serve,  the Board of Directors,  in its discretion,  may either reduce the size of the Board or the proxies will be voted for a substitute nominee designated by the Board of Directors.

 Information Regarding the Nominees for Directors
                                      to be Elected in 2003 for Terms Ending in 2006

Merlin J. Augustine,  Jr. ... Assistant Vice Chancellor for Finance and  Administration  and Director of Customer Relations
at the  University  of  Arkansas in  Fayetteville  for more than five  years;  Member of the Board of Arkansas  Science and
Technology  Authority since 2000;  Founder and Chief Executive Officer of M&N Augustine  Foundation for Human  Development,
Inc. established in 1992.

John A. McFarland ... Baldor's Chief Executive  Officer since January 2000,  President since November 1996,  Executive Vice
President - Sales and  Marketing  from August 1996 to  November  1996,  and Vice  President - Sales from May 1991 to August
1996.

Robert L. Proost ... Financial Consultant and Lawyer; Former Director,  Corporate Vice President,  Chief Financial Officer,
and Director of  Administration  of A.G.  Edwards & Sons,  Inc., a securities  brokerage and investment  banking firm which previously  provided  investment  banking  services to Baldor (retired March 2001);  Former Director,  Vice President,  and
Chief Financial Officer of A.G. Edwards, Inc. (NYSE), and of various subsidiaries (retired March 2001).

                           Information Regarding the Directors Who Are Not Nominees for Election
                                           and Whose Terms Continue Beyond 2003

Jefferson W. Asher, Jr. ... Independent Management  Consultant,  providing assistance to corporations,  attorneys,  banking institutions,  and other creditors,  for more than five years;  Director of California Beach Restaurants,  Inc. (OTC) since
1992; Director of Zing Wireless, Inc. since 1999.

R. S.  Boreham,  Jr. ...  Baldor's  Chairman of the Board since 1981 and Chief  Executive  Officer from 1978 through  1992;
Director of USA Truck, Inc. (NASDAQ) since 1992.

Richard E. Jaudes ... Partner at Thompson Coburn LLP, a law firm that provides legal counsel to Baldor, since 1997.

Robert J. Messey ... Senior Vice President and Chief  Financial  Officer of Arch Coal,  Inc.  (NYSE),  the nation's  second largest coal producer,  since December 2000; Vice President - Financial  Services of Jacobs Engineering Group, Inc. (NYSE),
one of the nation's  largest  engineering  firms,  from 1999 thru December 2000;  Senior Vice President and Chief Financial
Officer of Sverdrup  Corporation from 1993 to 1999 (Sverdrup  Corporation  merged with Jacobs  Engineering  Group,  Inc. in
1999).

R. L. Qualls ... Independent Business and Financial  Consultant,  providing  assistance to corporations,  including Baldor;
Baldor's Vice Chairman of the Board from 1996 through 2000,  Chief Executive  Officer from 1993 through 1997, and President from 1990 through 1996 (retired December 2001); Director of Bank of the Ozarks, Inc. (NASDAQ) since 1997.

Barry K. Rogstad...Former  President of the  American  Business  Conference,  a coalition of mid-size  fast-growing  firms, which promotes public policies to encourage growth,  job creation,  and a higher standard of living for all Americans,  for more than five years (retired 2002).

                                               General Information Regarding
                                        Current Directors and Nominees for Election

                                                   Year of            Director           Current Term
                          Name                      Birth               Since               Expires
             -------------------------------- ------------------ -------------------- --------------------
             Jefferson W. Asher, Jr.                1924                1973                 2005
             Merlin J. Augustine, Jr.               1943                2000                 2003
             R. S. Boreham, Jr.                     1924                1961                 2004
             Richard E. Jaudes                      1943                1999                 2005
             John A. McFarland                      1951                1996                 2003
             Robert J. Messey                       1946                1993                 2005
             Robert L. Proost                       1937                1988                 2003
             R. L. Qualls                           1933                1987                 2004
             Barry K. Rogstad                       1940                2001                 2004

                                         Information About the Board of Directors
                                                and Committees of the Board

Board of Directors ... In addition to its normal  responsibilities,  the Board of Directors,  as a whole,  has historically approved executive  compensation,  including the executive  compensation for fiscal year 2002. In August 2002, the Board of
Directors  established  a  Compensation  Committee  (see caption  "Compensation  Committee").  During the fiscal year ended
December 28, 2002 ("fiscal year 2002"),  the Board of Directors  held four  meetings.  Each director  attended at least 75%
of the board  meetings.  Below are the current  committee  memberships  and other  information  about the committees of the
Board of Directors.

                                    Executive         Audit         Stock Option       Nominating        Compensation
             Name                   Committee       Committee        Committee         Committee          Committee
-------------------------------- ---------------- --------------- ----------------- ----------------- -------------------
-------------------------------- ---------------- --------------- ----------------- ----------------- -------------------
Jefferson W. Asher, Jr.                              Chairman                              *
Merlin J. Augustine, Jr.                                                 *                                 Chairman
R. S. Boreham, Jr.                  Chairman
Richard E. Jaudes                                                                          *
John A. McFarland                       *
Robert J. Messey                                        *             Chairman
Robert L. Proost                                        *                                                     *
R. L. Qualls                            *                                               Chairman
Barry K. Rogstad                                                         *                                    *
-------------------------------- ---------------- --------------- ----------------- ----------------- -------------------
-------------------------------- ---------------- --------------- ----------------- ----------------- -------------------
Meetings held during                    6               8                4                 1                  1
fiscal year 2002

      *    Committee membership

Executive  Committee ... Between  meetings of the Board,  the Executive  Committee is empowered to act in lieu of the Board of Directors except on those matters for which the Board of Directors has specifically  reserved  authority to itself or as set  forth  in  Baldor's  Bylaws,  as  amended.  The  Executive  Committee  administers  the  1989  Stock  Option  Plan for
Non-Employee  Directors (the "1989 Plan") and the 1996 Stock Option Plan for Non-Employee  Directors (the "1996 Plan") both of which have expired except for options  outstanding.  The Executive  Committee also administers the Stock Option Plan for
Non-Employee  Directors (the "Director Plan") that was approved by Baldor's  shareholders in 2001. The Executive  Committee is comprised of two directors who are executive officers and employees of Baldor and a non-employee director.

Audit Committee ... The Audit Committee performs the following  functions:  selects the independent  auditors,  directs and supervises  investigations  into  matters  relating to audit  functions,  reviews with  independent  auditors the plans and results of the audit  engagement,  reviews the degree of  independence  of the  auditors,  considers the range of audit and non-audit fees, and reviews the adequacy of Baldor's system of internal  accounting  controls.  More information  regarding the Audit Committee can be found in this proxy  statement  under the captions "The Audit  Committee  Report" and "Statement of Director Independency".  The Audit Committee is comprised of three independent directors.

Stock Option  Committee ... The Stock Option  Committee  administers  Baldor's 1987 Incentive  Stock Plan (the "1987 Plan")
and 1994  Incentive  Stock Plan (the "1994 Plan").  These plans are employee stock plans.  The Stock Option  Committee also administers  the 1990  Stock  Plan for  District  Managers  (the  "1990  Plan").  The 1987  Plan  has  expired  except  for outstanding  options.  Awards may still be made from the 1994 Plan and the 1990 Plan.  The Stock Option  Committee  has the
exclusive  authority to determine which of the eligible  participants are to receive awards and to determine the amount and the terms and  conditions  of the awards  made to each  participant.  The Stock  Option  Committee  is  comprised  of three independent directors.

Nominating  Committee ... The Nominating  Committee is responsible for searching for and reviewing possible  candidates for the Board of  Directors.  The  Committee is also  responsible  for proposing to the Board of Directors a slate of directors for election by the  shareholders at each Annual Meeting and proposing  candidates to fill any vacancies on the Board.  The
Nominating Committee is comprised of one independent director and two non-employee directors.

Compensation  Committee ... The  Compensation  Committee  was  established  by Baldor's  Board of Directors in August 2002.
This Committee is responsible  for approving the salary and contingent  compensation  arrangements  for the Named Executive
Officers.  This Committee,  in combination with the Stock Option Committee,  also approves any stock options granted to the
Named Executive Officers.  The Compensation Committee is comprised of three independent directors.

Director  Compensation ... Under the terms of the Director Plan,  eligible  directors received an option grant on April 22,
2002.  Each grant  included:  (1) an option to purchase  3,240 shares of Baldor's  Common Stock having an exercise price of
$23.27 (the  composite  closing  price of the Common  Stock on that date),  and (2) an option to purchase  2,160  shares of
Baldor's  Common Stock having an exercise price of $11.635 (50% of the composite  closing price of the Common Stock on that date).  The annual option  grants become  exercisable  immediately  and all options  expire ten years after the grant date.
Only  non-employee  directors are  compensated  for their  services on the Board of  Directors.  A summary of the quarterly fees paid for board and committee service for fiscal year 2002 follows.

                                  Executive         Audit          Stock Option        Nominating        Compensation
                   Director       Committee       Committee         Committee          Committee           Committee
----------------- ------------ ---------------- --------------- ------------------- ----------------- --------------------
----------------- ------------ ---------------- --------------- ------------------- ----------------- --------------------
Chairman                 $ 0            $ 0        $ 3,250            $ 800              $ 400               $ 400
Member               $ 4,250        $ 1,500        $ 2,200            $ 800              $ 400               $ 400

 SECURITY OWNERSHIP OF
                                         CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The  following  table  sets  forth  information  as of March 19,  2003,  regarding  all  persons  known to Baldor to be the beneficial  owners of more than five percent of Baldor's  Common  Stock.  The table also  includes  security  ownership for each  director of Baldor,  each nominee for election as a director,  each of the  executive  officers  named in the Summary
Compensation Table (the "Named Executive Officers"), and all executive officers and directors as a group.

                                                                  Amount and Nature of          Percent of
                      Name                                        Beneficial Ownership           Class     (1)
------------------------------------------------                  --------------------      ---------------

         Baldor Electric Company
         Profit Sharing and Savings Plan                              3,435,891   (2)              10.5%
             P. O. Box 2400
             Fort Smith, Arkansas 72902

         Mackenzie Financial Corporation                              1,792,650   (3)               5.5%
             150 Bloor Steet West - Suite M 111
             Toronto, Ontario  M5S 3B5   (Canada)

         R. S. Boreham, Jr.                                           1,572,186   (4)               4.8%

         Lloyd G. Davis                                                 334,532   (5)               1.0%

         John A. McFarland                                              331,107   (6)               1.0%

         R. L. Qualls                                                   195,307   (7)               *

         Charles H. Cramer                                              176,525   (8)               *

         Gene J. Hagedorn                                               128,733   (9)               *

         Jefferson W. Asher, Jr.                                        102,984   (10)              *

         Robert L. Proost                                                85,860   (11)              *

         Robert J. Messey                                                70,334   (12)              *

         Randal G. Waltman                                               56,182   (13)              *

         Richard E. Jaudes                                               17,341   (14)              *

         Merlin J. Augustine, Jr.                                        15,939   (15)              *

         Barry K. Rogstad                                                11,800   (16)              *

         All executive officers and directors
             as a group (19 persons)                                  3,006,311   (17)              9.0%
---------------

 *       Less than 1%.

(1)    Percentage  is  calculated  in  accordance  with Rule  13d-3(d)(1)  under the  Securities  Exchange Act of 1934,  as amended.  The  numerator  consists  of the  number of shares  of  Baldor's  Common  Stock  owned by each  individual
       (including  "options"  defined on this page to include  shares  issuable upon exercise of stock options which are or will be  exercisable  within 60 days of March 19,  2003).  The  denominator  consists of all issued and  outstanding shares of Baldor's  Common  Stock plus those shares that are  issuable  upon the exercise of stock  options for that individual or group of individuals.

(2)    Based on  correspondence  dated March 19, 2003,  received  from the trustee of Baldor's  Profit  Sharing and Savings
       Plan, Participants in such Plan have sole voting and shared investment power over 3,435,891 shares.

(3)    Based on the Schedule 13G filed with the Securities  and Exchange  Commission  dated December 31, 2002;  sole voting and investment power.

(4)    Sole voting and  investment  power over 1,161,364  shares;  shared voting and shared  investment  power over 236,487 shares;  sole voting and shared investment power over 2,769 shares in the Profit Sharing and Savings Plan;  includes options to purchase 171,566 shares.

(5)    Sole voting and investment power over 112,287 shares;  shared voting and investment  power over 13,334 shares;  sole voting and shared  investment  power over 20,287 shares and shared voting and investment  power over 2,858 shares in the Profit Sharing and Savings Plan; includes options to purchase 154,033 shares directly and 31,733 indirectly.

(6)    Shared voting and investment power over 127,422 shares;  sole voting and shared  investment power over 29,685 shares in the Profit Sharing and Savings Plan; includes options to purchase 174,000 shares.

(7)    Sole voting and  investment  power over  175,145  shares;  shared  voting and  investment  power over 9,362  shares;
       includes options to purchase 10,800 shares.

(8)    Sole voting and investment  power over 47,312  shares;  shared voting and  investment  power of 31,106 shares;  sole voting and shared  investment  power over 16,608 shares in the Profit Sharing and Savings Plan;  includes options to purchase 81,499 shares.

(9)    Shared voting and investment power over 46,658 shares;  sole voting and shared investment power over 6,242 shares in the Profit Sharing and Savings Plan; includes options to purchase 75,833 shares.

(10)   Sole voting and investment power over 70,584 shares; includes options to purchase 32,400 shares.

(11)   Sole  voting and  investment  power over 14,100  shares;  shared  voting and  investment  power over 23,160  shares;
       includes options to purchase 48,600 shares.

(12)   Sole voting and investment  power over 362 shares;  shared voting and investment  power over 8,712 shares;  includes options to purchase 61,260 shares.

(13)   Sole voting and investment  power over 16,532 shares;  sole voting and shared  investment power over 4,984 shares in the Profit Sharing and Savings Plan; includes options to purchase 34,666 shares.

(14)   Sole voting and investment power over 1,141 shares; includes options to purchase 16,200 shares.

(15)   Shared voting and investment power over 2,100 shares; includes options to purchase 13,839 shares.

(16)   Shared voting and investment power over 3,160 shares; includes options to purchase 8,640 shares.

(17)   Sole voting and investment  power over 1,490,365  shares;  shared voting and investment  power over 542,901  shares;
       sole voting and shared investment power over 73,564 shares in the Profit Sharing and Savings Plan;  includes options to purchase 899,481 shares.

                                                  EXECUTIVE COMPENSATION

The following table sets forth certain  information  regarding  compensation paid during each of Baldor's last three fiscal years to each of Baldor's Named Executive Officers.

                                                Summary Compensation Table

                                                                            Long Term Compensation
                                                                         ---------------------------
                                              Annual Compensation               Awards         Payouts
                                      -----------------------------------  ------------------  -------
                                                                Other    Restricted Securities              All
                                                                Annual     Stock   Underlying   LTIP       Other
  Name and Principal Position         Year  Salary  Bonus   Compensation  Award(s)  Options   Payouts  Compensation (1)

                                           ($)     ($)         ($)         ($)      (#)        ($)         ($)

  John A. McFarland                  2002  270,000 222,152        0           0     26,000        0        15,015
  President and Chief Executive      2001  270,000 221,704        0           0     26,000        0        25,489
   Officer                           2000  250,000 247,500        0           0     26,000        0        26,129

  R. S. Boreham, Jr.                 2002  200,000 164,557        0           0     13,000        0        10,885
  Chairman                           2001  210,000 172,436        0           0     13,000        0        52,457
                                     2000  270,000 267,300        0           0     19,500        0        57,186

  Gene J. Hagedorn                   2002  125,000  69,937        0           0      6,500        0        11,596
  Vice President - Materials         2001  125,000  53,373        0           0      6,500        0        19,628
                                     2000  120,000  59,400        0           0      6,500        0        19,555

  Randal G. Waltman                  2002  115,000  69,937        0           0      6,500        0        11,690
  Vice President -                   2001  115,000  61,584        0           0      6,500        0        18,270
   Motor Engineering and             2000  110,000  54,450        0           0      6,500        0        17,657
    Operations

  Charles H. Cramer                  2002  126,000  51,835        0           0      6,500        0        11,543
  Vice President -  Personnel        2001  126,000  51,731        0           0      6,500        0        21,709
                                     2000  122,000  59,400        0           0      6,500        0        19,805

  Lloyd G. Davis (1)                 2002  180,250 169,494        0           0     14,300        0        27,092
  Executive Vice President,          2001  206,000 169,152        0           0     14,300        0        26,739
  Chief Operating Officer, and       2000  200,000 198,000        0           0     14,300        0        27,401
  Secretary

  --------------

  (1)  The amounts  disclosed in this column  include:  (a)  contributions  to Baldor  Profit  Sharing and Savings  Plan, a
       defined  contribution  plan, (b) premium payments on a split-dollar life insurance  policy,  and (c) with regards to
       Mr. Davis,  indicates  payments made pursuant to the  Employment  Transition  and  Resignation  Agreement  effective
       November 16, 2002, between Baldor and Mr. Davis, who resigned as Baldor's Executive Vice President,  Chief Operating
       Officer,  and Secretary  effective November 15, 2002. The Baldor Profit Sharing and Savings Plan is comprised of two components:  Profit  Sharing and 401(k)  Savings.  Baldor makes a  contribution  to the profit sharing plan equal to
       12% of pre-tax earnings for  participating  companies.  The profit sharing  contribution is allocated among eligible employees in proportion to their total  compensation.  Baldor makes matching  contributions to the savings plan at a rate no greater  than 25% of the first 6% of the  participating  employee's  compensation.  Due to the limits on the total amount of Baldor and employee  contributions,  the above Named  Executive  Officers did not receive their full allocation  amounts to the Profit  Sharing and Savings Plan.  Baldor also  maintains a  split-dollar  life insurance plan for all executive  officers.  Baldor makes the premium  payments on the  split-dollar  life insurance  policies that vary according to age and insurance  coverage for each officer.  Each executive officer reimburses Baldor for a portion of the premium that represents the full value  attributable to term life coverage.  The amounts  included as compensation  for each  Named  Executive  Officer  were  calculated  using the  interest-foregone  method  that more accurately  reflects the benefit received by the participant.  The fiscal year 2002 amounts in this column represent
       Baldor contributions and payments made as follows:

                                                            (a)                          (b)
                                           Contributions         Contributions      Split-Dollar
                                              to the                to the         Life Insurance
                       Name             Profit Sharing Plan     401(k) Savings        Premiums            Other
                                               ($)                   ($)                ($)                ($)

                 John A. McFarland             8,510                 2,075               4,430                0
                 R. S. Boreham, Jr.            8,510                 2,375                   0                0
                 Gene J. Hagedorn              8,510                 1,875               1,211                0
                 Randal G. Waltman             8,510                 1,653               1,527                0
                 Charles H. Cramer             8,510                 1,844               1,189                0
                 Lloyd G. Davis                8,510                 2,750               4,470           11,362 (1)(c)

                                              Option Grants in Last Fiscal Year

                                                          Individual Grants
           ----------------------------------------------------------------
                                    Number of     % of Total                 Market
                                   Securities       Options                   Price
                                   Underlying     Granted to                   on                      Grant Date
                                     Options     Employees in     Exercise    Grant      Expiration     Present
                  Name              Granted       Fiscal Year       Price     Date          Date          Value    (1)
         ----------------------    ----------    -------------    --------- --------     ---------     -----------
                                       (#)                         ($/sh)    ($/sh)                       ($)

         John A. McFarland           20,000 (2)       8.6%          21.45     21.45        2/9/2012      68,600
                                      6,000 (3)       2.6%          10.73     21.45        2/9/2012      63,420

         R. S. Boreham, Jr.          10,000 (2)       4.3%          21.45     21.45        2/9/2012      34,300
                                      3,000 (3)       1.3%          10.73     21.45        2/9/2012      31,710

         Gene J. Hagedorn             5,000 (2)       2.1%          21.45     21.45        2/9/2012      17,150
                                      1,500 (3)       0.6%          10.73     21.45        2/9/2012      15,855

         Randal G. Waltman            5,000 (2)       2.1%          21.45     21.45        2/9/2012      17,150
                                      1,500 (3)       0.6%          10.73     21.45        2/9/2012      15,855

         Charles H. Cramer            5,000 (2)       2.1%          21.45     21.45        2/9/2012      17,150
                                      1,500 (3)       0.6%          10.73     21.45        2/9/2012      15,855

         Lloyd G. Davis              11,000 (2)       4.7%          21.45     21.45       2/16/2004      37,730
                                      3,300 (3)       1.4%          10.73     21.45       2/16/2004      34,881

  ---------------

  (1)  Baldor used the  Black-Scholes  option pricing model to determine grant date present value.  Calculations  are based on a ten-year  option term and the following  weighted  average  variables  assumptions:  expected  option life of 8 years;  interest rate of 5.1%;  annual  dividend yield of 2.4%;  and volatility of 2.5%.  Because the present values are based on estimates and assumptions, the amounts reflected in this table may not be achieved.

  (2)  Incentive stock options to purchase shares of Common Stock of Baldor were granted at the composite  closing price of the Common Stock on the date of grant and are 100% exercisable six months and one day following the grant date.

  (3)  Non-qualified  options to purchase shares of restricted  Common Stock of Baldor were granted at 50% of the composite closing price of the Common Stock on the date of grant with full vesting  occurring on the fifth  anniversary  date.
       Vesting  may be  accelerated  by early  exercise or when  certain  events  relating to change of Baldor's  ownership occur. Until vesting occurs,  the restricted shares acquired on exercise of such options:  (a) have dividend rights,
       (b) may be voted,  (c) cannot be sold or transferred  until they are vested,  and (d) are forfeitable  under certain circumstances.  The options are 100% exercisable six months and one day following the grant date.

                                       Aggregated Option Exercises in Last Fiscal Year
                                                  and FY-End Option Values

                                                               Number of
                                                         Securities Underlying                Value of
                          Shares                              Unexercised                    Unexercised
                        Acquired on     Value                   Options                 In-the-Money Options
          Name           Exercise     Realized(1)             at FY-End (#)                 at FY-End ($)      (2)
                            (#)          ($)         (Exercisable) (Unexercisable)  (Exercisable) (Unexercisable)

  John A. McFarland       18,000      216,412           174,000              0          483,418             0
  R. S. Boreham, Jr.      24,666      313,481           171,566              0          625,732             0
  Gene J. Hagedorn        16,000      222,400            75,833              0          313,788             0
  Randal G. Waltman        6,000       67,075            38,666              0           85,725             0
  Charles H. Cramer            0            0            81,499              0          405,975             0
  Lloyd G. Davis          12,500      148,726           154,033              0          773,294             0
  ---------------

  (1)  Represents the difference  between the option exercise price and the composite  closing price of the Common Stock on the date of exercise multiplied by the number of shares acquired upon exercise.

  (2)  Represents  the  difference  between the $19.92  composite  closing price of the Common Stock as reported by the New
       York Stock  Exchange on December 27, 2002,  the last trading day of fiscal year 2002,  and the exercise price of the options  multiplied by the number of shares of Common Stock  underlying  the options.  The numbers shown reflect the value of options accumulated over a nine-year period.

                                 Compensation Committee Interlocks and Insider Participation

Baldor's  Board of  Directors  established  a  Compensation  Committee  in  August  2002.  The main  responsibility  of the
Compensation  Committee  is to  approve  the  salary  and  contingent  compensation  arrangements  for the Named  Executive
Officers.  The Compensation  Committee,  in combination with the Company's Stock Option Committee,  also approves any stock options granted to the Named Executive  Officers.  Prior to the  establishment of the Compensation  Committee,  the Company had no  standing  compensation  committee.  The  Executive  Committee  performed  functions  similar  to those  customarily performed by such committee by making  recommendations to the Board; however, the Board of Directors,  as a whole, approved the salary and contingent  compensation  arrangements for executive  officers.  The Stock Option Committee  administers the
1987 Plan and the 1994 Plan,  both Plans  relating to employees.  The Executive  Committee  administers  the 1989 Plan, the
1996 Plan,  and the Director  Plan,  all relating to  non-employee  directors.  The 1987 Plan,  the 1989 Plan, and the 1996
Plan have  expired  except  for  options  outstanding.  The  members  of the  Executive,  Compensation,  and  Stock  Option
Committees,  and descriptions of each committee,  are listed in this proxy statement under the caption  "Information  About the Board of Directors and  Committees of the Board".  Of the  directors,  R. S. Boreham,  Jr. and John A.  McFarland  were executive  officers of Baldor  during  fiscal year 2002 and R. L. Qualls was an officer of Baldor  through  2001. In fiscal year 2002, Dr. Qualls  provided  management  consulting  services for Baldor for which he was paid $44,000.  These services were provided on an as-needed  basis and there was no formal  arrangement  between Baldor and Dr. Qualls as to the terms of the consulting services.

                                        Change of Control and Employment Arrangements

Pursuant to agreements  under the 1987 Plan and the 1994 Plan,  outstanding  restricted  Common Stock of Baldor acquired by an early exercise of a non-qualified  stock option will fully vest and be free of  restrictions  without the requirement of any  further  act by Baldor  or the  shareholder  in the  event of a "Change  of  Control"  of Baldor as  defined  in those agreements.  In connection  with Mr. Davis's  resignation as Baldor's  Executive Vice President,  Chief Operating  Officer,
and Secretary,  Baldor entered into an Employment  Transition and  Resignation  Agreement with Mr. Davis in order to permit
Baldor to avail  itself of Mr.  Davis's  expertise  over a  transition  period.  Under the  agreement,  Mr.  Davis  remains employed by Baldor on a part time basis until  November 15, 2003,  at which time he will  resign.  During this period,  Mr.
Davis receives a base annual salary of  approximately  $91 thousand.  Under the agreement,  Mr. Davis also receives certain bonus  payments he would have received had he remained  employed in his executive  officer  position by Baldor  through the end of 2002  (which  payments  have been made and are  reflected  under  Mr.  Davis's  2002  compensation  in the  "Summary
Compensation  Table").  For a period of 18 months  beginning  November 16, 2003, Mr. Davis will be paid  approximately  $18 thousand per month and agrees not to compete with or solicit  employees  or  customers of Baldor.  In addition,  any shares received by Mr. Davis pursuant to the exercise of his stock options will be unrestricted.

                                 Report of the Board of Directors on Executive Compensation

Baldor applies a consistent  philosophy to compensation  for all employees,  including senior  management.  This philosophy is based on the premise that the  achievements  of Baldor result from the coordinated  efforts of all  individuals  working toward common  objectives.  Baldor  strives to achieve  those  objectives  through  teamwork that is focused on meeting the expectations of customers and shareholders.

Baldor's Officers'  Compensation Plan (the "Plan") is objective,  formula driven,  and has been consistently  applied since
1973. The Plan is designed to ensure that an  appropriate  relationship  exists  between  executive pay and the creation of shareholder  value.  The  primary  goals  of the  Plan  are to  ensure  that  total  compensation  is fair  internally,  is competitive externally,  and offers performance  motivation.  For purposes of this report, total compensation is defined as salary plus contingent  compensation.  The Plan combines annual base  compensation  with contingent  compensation,  both of which are based upon the individual  officer's  performance  and Baldor's  performance.  Baldor  believes that the goals of the Plan are met by providing competitive compensation that will motivate and retain key employees.

Total  compensation for all executive  officers is established within the range of salaries and bonuses for persons holding similar  positions at other  comparably-sized  manufacturing  companies,  utilizing  independent  salary  survey data.  The survey  data is a  composite  of all  manufacturing  companies  that are  comparably  sized  based upon sales  volume.  The independent  survey does not provide a detailed list of all  participating  companies;  however,  many of the participating companies are publicly  traded,  some of which are included in the Performance  Graph. In general,  the total  compensation for all executive  officers is expected to be slightly below the median for similar  positions  compared to the independent survey data.  This is  accomplished  by  establishing  the annual base portion of compensation at the low end of the survey with the potential  incentive  portion being  slightly  above the median.  This results in a greater  emphasis being placed upon an individual officer's performance and Baldor's performance.

The total compensation  individual officers may earn is subjective based upon the individual's  position,  experience,  and ability to affect Baldor's  performance.  In establishing  each officer's annual base and potential  contingent  portion of compensation,  additional consideration includes the individual's past performance,  initiative and achievement, and future potential, as well as Baldor's performance.

The potential  contingent  compensation  pool is based upon the sales and earnings  performance  of Baldor and the relative weights are 75% sales and 25%  earnings.  Compensation  attributable  to the sales  component  increases  or  decreases  in relation to sales.  Compensation  attributable  to the  earnings  component  increases if earnings  exceed a percentage  of shareholders'  equity as determined  by the Board of Directors  and  decreases if earnings are less than such amount.  Each individual  executive  officer's  participation in the potential  contingent  compensation  pool is determined as described above  and is  assigned  such  that if Baldor  achieves  its sales and  earnings  objectives,  the  salary  and  contingent compensation  combined will be competitive  with the industry and will remain  consistent with Baldor's  philosophy and the
Plan.  The outcome of Baldor's  sales and earnings for fiscal year 2002 resulted in actual  bonuses  equaling 29% to 45% of total compensation for the Named Executive Officers.

The factors  considered in determining the  compensation  package for the Chief  Executive  Officer ("CEO") for fiscal year
2002 were the same as those  described above for executive  officers.  The total  compensation  for the CEO is considerably below the median of comparably  sized  manufacturing  companies.  This median was obtained from  independent  salary survey data that was utilized in the same manner for all executive  officers.  With 50% of the  compensation  at risk available in the form of performance contingent  compensation,  the CEO's total compensation was competitive,  reflected the increase in responsibilities  and  experience,  and  reflective  of Baldor's  performance.  In fiscal year 2002,  the CEO's  contingent compensation increased 0% as a result of Baldor's performance in sales and earnings.

Baldor also maintains  stock option plans to provide  additional  incentives to executive  officers and other  employees to work to maximize  shareholder  value.  The Stock  Option  Committee  has granted  incentive  options to purchase  shares of
Common  Stock of Baldor  (at the  composite  closing  price of the  Common  Stock on the date of grant)  and  non-qualified options to purchase  shares of restricted  stock (at 50% of the composite  closing price of the Common Stock on the date of grant) to executive  officers and other  employees.  Grants were made in fiscal year 2002 to Named  Executive  Officers and other  employees  to  continue to  encourage  long-term  growth and  profitability.  The number of options  granted to each executive  officer is subjective  based upon  individual  performance,  future  potential,  and ability to affect  Baldor's performance.

The CEO received  incentive stock options to purchase 26,000 shares of Common Stock,  which  represented 11.2% of the total shares granted.  The number of options granted was subjective  based upon the CEO's ability to affect Baldor's  performance as well as individual performance and future potential.

The Board of Directors,  as a whole,  and the Board's  Executive  Committee  and Stock Option  Committee,  as  appropriate, reviewed  the  executive  compensation  policies in regards to Section  162(m) of the  Internal  Revenue  Code of 1986,  as
amended,  pertaining to Baldor's $1,000,000  deductibility  limitation for applicable  compensation paid to Named Executive
Officers.  In fiscal year 2002, the  deductibility  of Baldor's  executive  compensation was not affected by the limitation under Section 162(m).

         BOARD OF DIRECTORS
         ------------------

         R. S. Boreham, Jr. ..............Chairman                     Executive Committee
                                                                       -------------------
         Jefferson W. Asher, Jr.                                       R. S. Boreham, Jr. ..............Chairman
         Merlin J. Augustine, Jr.                                      John A. McFarland
         Richard E. Jaudes                                             R. L. Qualls
         John A. McFarland
         Robert J. Messey                                              Stock Option Committee
                                                                       ----------------------
         Robert L. Proost                                              Robert J. Messey ................Chairman
         R. L. Qualls                                                  Merlin J. Augustine, Jr.
         Barry K. Rogstad                                              Barry K. Rogstad

                                                     Performance Graph

                                         Comparison of Five-Year Cumulative Total Return
                                    Among Baldor Electric Company, the S&P 500 Index, and the
                                     Dow Jones Electrical Components & Equipment Group Index

 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
                          Dec-97           Dec-98           Dec-99           Dec-00           Dec-01           Dec-02
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 Baldor                   100.00            95.00            87.04           104.08           104.81           103.11
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 S&P 500                  100.00           128.58           155.63           141.46           127.12            97.44
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 DJ ELQ                   100.00           114.39           166.63           112.45            80.27            46.53
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------

                                           Assumes $100 invested at year-end 1997 in
                                      Baldor Electric Company, the S&P 500 Index, and the
                                    Dow Jones Electrical Components & Equipment Group Index

----------------------------------------- --------------------------------------- ---------------------------------------
                                                                                  Compound Annual Growth Rate
----------------------------------------- --------------------------------------- ---------------------------------------
----------------------------------------- --------------------------------------- ---------------------------------------
Baldor                                                        $103                                    0.6%
----------------------------------------- --------------------------------------- ---------------------------------------
----------------------------------------- --------------------------------------- ---------------------------------------
S&P 500                                                        $97                                   -0.5%
----------------------------------------- --------------------------------------- ---------------------------------------
----------------------------------------- --------------------------------------- ---------------------------------------
DJ ELQ                                                         $47                                  -14.2%
----------------------------------------- --------------------------------------- ---------------------------------------

                                                   AUDIT COMMITTEE REPORT

The Audit  Committee of the Board of Directors of Baldor oversees  Baldor's  financial  reporting  process on behalf of the
Board of Directors.  Management has the primary  responsibility  for the financial  statements  and the reporting  process, including the systems of internal  controls.  In fulfilling its oversight  responsibilities,  the Audit Committee  reviewed and  discussed  the audited  financial  statements  in the Annual  Report with  management,  including a discussion  of the quality, not just the acceptability,  of the accounting principles,  the reasonableness of significant  judgments,  and the clarity of disclosures in the financial statements.  The Audit Committee makes the following statements:

   o   The Audit Committee is governed by a formal written charter (1);

   o   The Audit  Committee is comprised of directors that Baldor's Board of Directors has determined to be "independent of management" (2);

   o   The Audit Committee has reviewed and discussed the annual audited financial statements with management;

   o   The Audit  Committee  has  discussed  with the  independent  auditors the matters  required by Statement on Auditing
       Standards No. 61, Communications with Audit Committees;

   o   The Audit  Committee has received from the independent  auditors the required  written  communication  and discussed with them their  independence as required by Independence  Standards Board Standard No. 1, Independence  Discussions
       with Audit Committees;

   o   The Audit Committee has considered the compatibility of non-audit services with the auditors' independence; and

   o   The Audit  Committee,  based on the above reviews and  discussions,  recommended  to the Board of Directors that the audited  financial  statements be included in Baldor's Annual Report on Form 10-K for filing with the Securities and
       Exchange Commission.
  ------------

  (1)    There have been no amendments to Baldor's Audit Committee  Charter that was adopted by Baldor's Board of Directors on February 5, 2001, and included in Baldor's Proxy Statement issued in March 2001.

  (2)    A detailed  determination  of member  independency  is  included  in this Proxy  Statement  under the  sub-caption
         "Statement of Director Independency".

                                          Audit Committee
                                          ---------------
                                          Jefferson W. Asher, Jr. .........Chairman
                                          Robert J. Messey
                                          Robert L. Proost

                                         Statement of Director Independency

Baldor's  Board of  Directors,  as a whole,  strongly  believes  that the Audit  Committee  and its function are  extremely important to the integrity of Baldor.  All members of this Committee are appointed,  in substantial part,  because they are financially  astute,  having the  experience,  education,  and ability to read and  understand  financial  information  and regulations.  The  independence  of  each  member  of  the  Audit  Committee  is  critically  reviewed  for  the  following requirements:

   o   There is not,  and has not been in the last five  years,  any known  family  relationship  between any member of the
       Audit Committee and any other member of the Board of Directors or any employee of Baldor.

   o   No member of the Audit  Committee  accepts  compensation  from Baldor  other than for board  service  and  committee membership service.

   o   Members of the Audit Committee are appointed  because of their  qualifications of being  "financially  literate" and knowledgeable of securities regulations.

Baldor's  Board of Directors  has paid close  attention to the  independency  of the members of Baldor's  Audit  Committee.
Based on the factors  mentioned  above,  it is the opinion of the Board of Directors,  as a whole,  that each member of the
Audit Committee has no relationship  which would interfere with the exercise of independent  judgment as an Audit Committee member,  provides  services  and  qualifications  that are in the best  interests  of Baldor and its  shareholders,  and is
"independent  of management" so that the member's  participation  on Baldor's Audit Committee does not violate Section 3.03 of the Listed Company Manual of the New York Stock Exchange.

                                    BOARD OF DIRECTORS
                                    ------------------

                                    R. S. Boreham, Jr. ................Chairman
                                    Jefferson W. Asher, Jr.
                                    Merlin J. Augustine, Jr.
                                    Richard E. Jaudes
                                    John A. McFarland
                                    Robert J. Messey
                                    Robert L. Proost
                                    R. L. Qualls
                                    Barry K. Rogstad

                                                INDEPENDENT AUDITORS

Baldor is  presently  utilizing  the  services  of Ernst & Young  LLP,  which has been  Baldor's  independent  auditor  and principal  accountant  since 1972.  The Audit  Committee will consider the  reappointment  of Ernst & Young LLP as Baldor's independent  auditors and principal  accountant  for the fiscal year ending January 3, 2004, at Baldor's next regular Audit
Committee  meeting  in May.  Representatives  of Ernst & Young  LLP will be  present  at the 2003  Annual  Meeting  with an opportunity  to make a statement  if they desire to do so and will be available to respond to  appropriate  questions.  The
Audit Committee  considered  whether the provision of non-audit services by its auditors is compatible with maintaining its auditor's  independence.  A summary of the fees  associated  with the  services  performed  by Ernst & Young LLP for fiscal years 2002 and 2001  follows.  Audit fees  include  fees  related to: (a) the annual  audit of the  consolidated  financial statements,  (b) reviews of the  financial  statements  included in quarterly  reports on Form 10-Q  ($191,985 for 2002 and
$174,066 for 2001),  and (c)  statutory  audits  required for foreign  affiliates  ($92,457 for 2002 and $59,878 for 2001).
Audit-related fees principally  include agreed upon procedures.  Tax fees include:  (a) U.S. tax planning ($85,000 for 2002 and $0 for 2001), and (b) tax compliance for foreign affiliates ($29,153 for 2002 and $25,842 for 2001).

                            Type of Fee                        2002 Fees           2001 Fees
                            ----------------------------- -------------------- -------------------
                            ----------------------------- -------------------- -------------------
                            Audit                            $    284,442        $     233,944
                            Audit-Related                    $      2,400        $       5,750
                            Tax                              $    114,153        $      25,842
                            All Other                        $          0        $           0

                                   SHAREHOLDER PROPOSALS and NOMINATION DEADLINES

Any  shareholder of Baldor  eligible to vote in an election may make  shareholder  proposals and  nominations  for the 2004
Annual  Meeting.  In order to be  considered  for inclusion in the 2004 Proxy  Statement and  considered at the 2004 Annual
Meeting to be held in 2004,  all  shareholder  proposals,  nominations,  and  notifications  must: (1) comply with Baldor's
Bylaws,  as amended,  and (2) be  appropriately  received by the Secretary of Baldor on or after September 29, 2003, and on or before  November 28, 2003.  The Nominating  Committee of Baldor's Board of Directors will consider  candidates for Board membership proposed by shareholders who have complied with these procedures.

                                                    OTHER MATTERS

The Board of  Directors  knows of no other  matters  to be  presented  for  consideration  at the  meeting  by the Board of
Directors or by shareholders who have requested  inclusion of proposals in the Proxy  Statement.  If any other matter shall properly  come before the meeting,  the persons named in the  accompanying  form of proxy intend to vote on such matters in accordance with their judgment.

March 28, 2003

FRONT OF DIRECTION CARD

                                                         [ LOGO ]

PROFIT SHARING AND SAVINGS PLAN                                                            PROFIT SHARING AND SAVINGS PLAN

                                                  BALDOR ELECTRIC COMPANY

                                       Annual Meeting of Shareholders on May 3, 2003

The  undersigned,  a participant  in the Baldor  Electric  Company  Profit  Sharing and Savings Plan (the  "Plan"),  hereby directs  AMVESCAP,  as Trustee (the  "Trustee") of the Plan Trust (the "Trust"),  at the Annual Meeting of  Shareholders of
Baldor  Electric  Company,  to be held at the Fort  Smith  Convention  Center  located at 800 Rogers  Avenue,  Fort  Smith,
Arkansas,  on Saturday,  May 3, 2003, at 10:30 a.m., local time, and all adjournments thereof, to vote, as indicated on the reverse side of this  direction  card,  the shares of Common Stock of Baldor  Electric  Company  which the  undersigned  is entitled to vote with all the powers the undersigned would possess if present at the meeting.

This direction card, when properly  executed,  will be voted in the manner directed herein by the undersigned  participant.
As Trustee,  you are authorized to vote the shares of the undersigned  upon such other business as may properly come before the meeting and all adjournments thereof.

                If no direction is made, voting will be controlled by the terms of the Plan and the Trust.
              In order for the Trustee to vote the shares of the Plan, your voting direction must be received no later than 12:00 noon, local time (CST), on May 1, 2003.

                         PLEASE VOTE YOUR SHARES PROMPTLY USING THE INTERNET, MAIL, OR TELEPHONE.
                                                                    --------  ----     ---------

ADDRESS CHANGES OR COMMENTS? _________________________________________________________________________

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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                 FOLD AND DETACH HERE

                                              AMVESCAP is the trustee for the
                                 Baldor Electric Company Profit Sharing and Savings Plan.

                                        Access to your Baldor investment elections
                                             are available on the Internet at

                                                 www.invescoretirement.com
                                                 -------------------------

                                     To access this service, visit the website above.
         You will be asked for your Social Security Number and your 4 digit Personal Identification Number (PIN).
      If you do not know your PIN, you should call AMVESCAP at 800-881-8520 as soon as possible to request a new PIN.
                                    AMVESCAP will mail a new PIN directly to your home.

BACK OF DIRECTION CARD

                                                         Proxy by Mail               Please mark your votes like this [ X ]
BALDOR ELECTRIC COMPANY                                                                     PROFIT SHARING AND SAVINGS PLAN

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

      1.  Election of Directors                                 For All Nominees       Withhold           For All Except
                                                                [    ]                 [    ]             [    ]
         Nominees:   Merlin J. Augustine, Jr.
                     John A. McFarland                          To withhold  authority to vote for any nominee listed above,
                     Robert L. Proost                           mark the "For All  Except"  box and write the name(s)of the nominee(s)from whom you wish to withhold authority to vote in the space provided below.

                                                                      ---------------------------------------------------

Mark the box to the right if you plan to attend the Annual Meeting on May 3, 2003.  [   ]

IF YOU WISH TO VOTE ELECTRONICALLY,                                   COMPANY NUMBER:
PLEASE READ THE INSTRUCTIONS BELOW.                                   PROXY NUMBER:
                                                                      ACCOUNT NUMBER:
Please be sure to sign and date this Direction Card.

Signature __________________________________ Signature ___________________________________ Date ___________________

Please sign exactly as your name(s) appear(s) hereon. When signing as Attorney,  Executor,  Trustee,  Guardian,  or Officer
of a  Corporation,  please give title as such.  For joint  accounts,  all named  holders  should sign.  If you receive more than one proxy card, please follow the instructions indicated on each card.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                                               VOTE BY TELEPHONE OR INTERNET
                                        [ TELEPHONE GRAPHIC ] [ COMPUTER GRAPHIC ]
                                             QUICK * * * EASY * * * IMMEDIATE

                                                  BALDOR ELECTRIC COMPANY

o     You can vote your shares electronically through the Internet or the telephone until 12:00 noon CST on May 1, 2003.
o     Voting electronically eliminates the need to return the direction card.
o     Your electronic  vote  authorizes the named proxies to vote your shares in the same manner as if you marked,  signed, dated, and returned the direction card.

TO VOTE YOUR PROXY BY INTERNET                                                                     www.continentalstock.com

Have your direction  card in hand when you access the above  website.  Select  "ContinentaLink  Proxy Voting".  You will be prompted to enter the  company  number,  proxy  number,  and  account  number to create an  electronic  ballot.  Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign, and date your direction card above, detach it, and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE                                                                                  1-800-293-8533

Use any  touch-tone  telephone to vote your proxy.  Have your  direction  card in hand when you call.  You will be prompted to enter the company number, proxy number, and account number.  Follow the voting instructions to vote your shares.

                               PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY.

FRONT OF PROXY CARD

                                                              [ LOGO ]
COMMON STOCK                                                                                                         COMMON STOCK
                                                      BALDOR ELECTRIC COMPANY

                                        Proxy Solicited on Behalf of the Board of Directors
                                         for Annual Meeting of Shareholders on May 3, 2003

The undersigned hereby appoints R. S. Boreham, Jr. and John A. McFarland,  and each of them, with power of substitution, as proxies of the  undersigned,  to attend  the  Annual  Meeting  of  Shareholders  of Baldor  Electric  Company,  to be
held at the Fort Smith Convention Center located at 800 Rogers Avenue, Fort Smith,  Arkansas, on Saturday,  May 3, 2003,
at 10:30 a.m., local time, and all adjournments  thereof,  and there to vote, as indicated on the reverse side of this proxy card, the shares of Common Stock of Baldor Electric  Company  which the  undersigned  is entitled to vote with all the powers the  undersigned  would possess if present at the meeting.

This  proxy,  when  properly  executed,  will be voted in the  manner  directed  herein  by the  undersigned  shareholder.
In their discretion,  the  proxies  are  authorized  to vote upon such  other  business  as may  properly  come  before the meeting and all adjournments thereof.

                          If no direction is made, this proxy will be voted FOR the election of directors.

                              PLEASE VOTE YOUR SHARES PROMPTLY USING THE INTERNET, MAIL, OR TELEPHONE.
                                                                         --------  ----     ---------

ADDRESS CHANGES OR COMMENTS? _________________________________________________________________________

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                        FOLD AND DETACH HERE

                                             Continental Stock Transfer & Trust Company
                                         is the transfer agent for Baldor Electric Company.

                                     Access to your Baldor shareholder account information and
                                    other shareholder services are available on the Internet at

                                                      www.continentalstock.com
                                                      ------------------------

                                          To access this service, visit the website above.
                              You will be asked for your 4 digit Personal Identification Number (PIN).

               If you do not know your PIN, or need assistance with Internet access or any other shareholder service, please contact Continental at 1-800-509-5586.

BACK OF PROXY CARD

                                                 Proxy by Mail               Please mark your votes like this [X ]
BALDOR ELECTRIC COMPANY                                                                               COMMON STOCK

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

      1.  Election of Directors                           For All Nominees       Withhold           For All Except
                                                          [    ]                 [    ]             [    ]
         Nominees:  Merlin J. Augustine, Jr.
                    John A. McFarland                     To withhold authority to vote for any nominee listed above,
                    Robert L. Proost                      mark the "For All Except" box and write the name(s) of the nominee(s) from whom you wish to withhold authority to
                                                          vote in the space provided below.

                                                                      ---------------------------------------------------

Mark the box to the right if you plan to attend the Annual Meeting on May 3, 2003.  [   ]

IF YOU WISH TO VOTE ELECTRONICALLY,                                   COMPANY NUMBER:
PLEASE READ THE INSTRUCTIONS BELOW.                                   PROXY NUMBER:
                                                                      ACCOUNT NUMBER:
Please be sure to sign and date this Proxy Card.

Signature __________________________________ Signature ___________________________________ Date ___________________

Please sign exactly as your  name(s)  appear(s)  hereon.  When signing as Attorney,  Executor,  Trustee,  Guardian, or Officer of a Corporation,  please give title as such.  For joint  accounts,  all named  holders  should sign.
If you receive more than one proxy card, please follow the instructions indicated on each card.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                                                   VOTE BY TELEPHONE OR INTERNET
                                             [ TELEPHONE GRAPHIC ] [ COMPUTER GRAPHIC ]
                                                  QUICK * * * EASY * * * IMMEDIATE

                                                      BALDOR ELECTRIC COMPANY

o     You can vote your shares electronically through the Internet or the telephone until 12:00 noon CST on May 1, 2003.
o     Voting electronically eliminates the need to return the proxy card.
o     Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET                                                                   www.continentalstock.com
------------------------------

Have your proxy card in hand when you access the above  website.  Select  "ContinentaLink  Proxy  Voting".  You will be prompted to enter the company number, proxy number, and account number to create an electronic ballot.  Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign, and date your proxy card above, detach it, and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE                                                                                1-800-293-8533
---------------------------

Use any  touch-tone  telephone  to vote your  proxy.  Have your proxy card in hand when you call.  You will be prompted to enter the company number, proxy number, and account number.  Follow the voting instructions to vote your shares.

                                    PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY.

                                                 [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                      BALDOR ELECTRIC COMPANY

                                                        Householding Notice

The Securities and Exchange  Commission has issued rules  regarding the delivery of single copies of certain  shareholder documents to more than one shareholder residing in the same household.

Currently,  Baldor Electric Company mails its Annual Report and Proxy Statement, and other shareholder  communications, in separate envelopes to each person  residing at the same address.  If certain  conditions  are met, Baldor Electric Company is permitted to mail a single copy of each of these  documents  in one envelope to all  shareholders  residing at the same address.  This is called "householding".

Baldor Electric Company intends to household all annual reports, proxy statements,  and other shareholder communications including, but not limited to, press releases,  quarterly  reports,  and  presentation  reprint  booklets. This householding will not affect mailings  related  to  dividend  payments or tax related documents. Baldor Electric Company will begin householding for communications to be mailed after the 2003 Annual Meeting to be held May 3, 2003.

If you consent to the householding of your Baldor communications...
o        You do not need to do anything.
o        Your consent will be effective 60 days after the mailing of this notice.
o        Your consent will remain in effect until you revoke it.
o        You will help reduce the printing and mailing costs incurred by Baldor Electric Company.

If you do not consent to the householding of your Baldor communications...

o        You should check the box on the proxy card.
o        You will continue to receive separate annual reports for each account at this address.

If you are a shareholder  of record who prefers to receive a separate copy of shareholder communications, or if you wish to revoke a previous consent to household, please notify us or our transfer agent by writing or calling:

              Baldor Electric Company                       Transfer Agent
              -----------------------                       --------------

              Baldor Electric Company                       Continental Stock Transfer & Trust Company
              Attn:  Shareholder Relations                  Attn:  Proxy Services
              P O Box 2400                                  17 Battery Pl - Fl 8
              Fort Smith  AR  72902                         New York  NY  10004
              Phone:       479-648-5763                     Phone:       800-509-5586  or  212-509-4000
              Fax:         479-648-5752                     Fax:         212-509-5150
              Internet:    www.baldor.com                   Internet:    www.continentalstock.com